                                                                    Exhibit 99.2



                               360 YOUTH DIVISION
                           OF MARKETSOURCE CORPORATION










                                                            FINANCIAL STATEMENTS
                                  FOR THE YEARS ENDED DECEMBER 31, 1999 AND 2000

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                                        CONTENTS


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                          3

FINANCIAL STATEMENTS:
   Balance sheets                                                           4
   Statements of operations                                                 5
   Statements of divisional equity                                          6
   Statements of cash flows                                                 7
   Notes to financial statements                                         8-15

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Stockholders
MarketSource Corporation
Cranbury, New Jersey

We have audited the accompanying balance sheets of the 360 Youth Division of MarketSource Corporation (the "Division") as of December 31, 1999 and 2000, and the related statements of operations, divisional equity and cash flows for the years then ended. These financial statements are the responsibility of MarketSource Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Division referred to above has no separate legal status. The accompanying financial statements were prepared on the basis of accounting as described in
Note 2 and include allocations of various costs incurred by MarketSource Corporation based on estimates described in the notes to the financial statements. Accordingly, the accompanying financial statements are not necessarily indicative of the results of operations, cash flows, or financial position that would have been attained if the Division had been operated as a separate entity.

In our opinion, the financial statements referred to above, present fairly in all material respects, the financial position of the 360 Youth Division of MarketSource Corporation as of December 31, 1999 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


                                      /s/ BDO SEIDMAN, LLP

Woodbridge, NJ
December 5, 2001

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                                  BALANCE SHEETS


================================================================================

                                                                                  1999              2000
      December 31,                                                          (unaudited)       (UNAUDITED)
      ---------------------------------------------------------------------------------------------------
      ASSETS
         Accounts receivable, net                                           $3,156,484        $2,956,537
         Prepaid expenses and other current assets                             407,438           164,141
      ---------------------------------------------------------------------------------------------------
                    TOTAL CURRENT ASSETS                                     3,563,922         3,120,678
      EQUIPMENT LESS ACCUMULATED DEPRECIATION                                4,174,262         3,208,946
      OTHER ASSETS                                                               6,135            49,630
      ---------------------------------------------------------------------------------------------------
                    TOTAL ASSETS                                            $7,744,319        $6,379,254
      ===================================================================================================
      LIABILITIES AND DIVISIONAL EQUITY
      CURRENT:
         Current portion of obligations under capital leases                $  180,865        $  181,549
         Accounts payable                                                      669,383           645,566
         Accrued expenses and other                                          1,848,106         1,845,123
         Deferred revenues                                                   1,602,399         1,944,088
      ---------------------------------------------------------------------------------------------------
                    TOTAL CURRENT LIABILITIES                                4,300,753         4,616,326
      ---------------------------------------------------------------------------------------------------
         Long-term obligations under capital leases                            711,335           540,900
      ---------------------------------------------------------------------------------------------------
                    TOTAL LIABILITIES                                        5,012,088         5,157,226
      ---------------------------------------------------------------------------------------------------
      COMMITMENTS AND CONTINGENCIES
      DIVISIONAL EQUITY                                                      2,732,231         1,222,028
      ---------------------------------------------------------------------------------------------------
                    TOTAL LIABILITIES AND DIVISIONAL EQUITY                 $7,744,319        $6,379,254
      ===================================================================================================


                See accompanying notes to financial statements.

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                        STATEMENTS OF OPERATIONS

================================================================================

      Year ended December 31,                                              1999               2000
      ----------------------------------------------------------------------------------------------
      NET REVENUES                                                  $26,695,607        $29,116,718
      COST OF SERVICES                                               12,204,662         15,592,593
      ----------------------------------------------------------------------------------------------
                    GROSS MARGIN                                     14,490,945         13,524,125
      ----------------------------------------------------------------------------------------------
      SELLING, GENERAL AND ADMINISTRATIVE:
         Directly attributable                                        7,889,097          8,669,243
         Allocated                                                      923,451            640,788
         Impairment of equipment                                             --          1,203,210
      ----------------------------------------------------------------------------------------------
                    TOTAL OPERATING EXPENSES                          8,812,548         10,513,241
      ----------------------------------------------------------------------------------------------
      INCOME FROM OPERATIONS                                          5,678,397          3,010,884
      INTEREST EXPENSE                                                   52,561             84,797
      ----------------------------------------------------------------------------------------------
      INCOME BEFORE INCOME TAXES                                      5,625,836          2,926,087
      INCOME TAX PROVISION                                              337,600            179,900
      ----------------------------------------------------------------------------------------------
                    NET INCOME                                       $5,288,236         $2,746,187
      ==============================================================================================


                                 See accompanying notes to financial statements.

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                 STATEMENTS OF DIVISIONAL EQUITY
================================================================================


--------------------------------------------------------------------------------
DIVISIONAL EQUITY, DECEMBER 31, 1998                                $ 2,000,297
Net income                                                            5,288,236
Residual cash flow distributed to MarketSource Corporation           (4,556,302)
--------------------------------------------------------------------------------
DIVISIONAL EQUITY, DECEMBER 31, 1999                                  2,732,231
Net income                                                            2,746,187
Residual cash flow distributed to MarketSource Corporation           (4,256,390)
--------------------------------------------------------------------------------
DIVISIONAL EQUITY, DECEMBER 31, 2000                                $ 1,222,028
================================================================================

                                 See accompanying notes to financial statements.

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                        STATEMENTS OF CASH FLOWS
================================================================================



Year ended December 31,                                                 1999             2000
---------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                    $ 5,288,236      $ 2,746,187
   Adjustments to reconcile net income to net cash provided
     by operating activities:
       Depreciation                                                  656,246          810,838
       Provision for losses on accounts receivable                    12,262          115,849
       Impairment of equipment                                            --        1,203,210
       Changes in assets and liabilities:
         Accounts receivable                                         (97,099)          84,098
         Prepaid expenses and other current assets                  (255,100)         199,802
         Accounts payable and accrued expenses                       395,850          (26,800)
         Deferred revenues                                           (31,303)         341,689
---------------------------------------------------------------------------------------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES               5,969,092        5,474,873
---------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of equipment                                          (1,295,025)        (944,480)
---------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Capital lease payments                                            (117,765)        (274,003)
  Residual cash flow distributed to MarketSource Corporation      (4,556,302)      (4,256,390)
---------------------------------------------------------------------------------------------
           NET CASH USED IN FINANCING ACTIVITIES                  (4,674,067)      (4,530,393)
---------------------------------------------------------------------------------------------
ACTIVITY IN CASH                                                          --               --
CASH, BEGINNING OF YEAR                                                   --               --
---------------------------------------------------------------------------------------------
CASH, END OF YEAR                                                $        --       $       --
=============================================================================================

                                 See accompanying notes to financial statements.

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                   NOTES TO FINANCIAL STATEMENTS
================================================================================

1.    BUSINESS          The 360 Youth Division of MarketSource Corporation ("the
                        Division") is a provider of promotional and marketing
                        services targeted at teenagers and young adults. The
                        Division provides a wide array of advertising and
                        promotional programs targeting the 10-24 year old
                        demographic market.

                        The Division's revenues are substantially generated from domestic companies in the consumer products and technology industries.


2.    BASIS OF          Historically, financial statements were not prepared for
      PRESENTATION      the Division. These financial statements have been
                        segregated from the historical financial records of
                        MarketSource Corporation ("MarketSource") and are
                        intended to present the results of operations, cash
                        flows and financial position of the Division on a stand
                        alone basis. The Division utilizes MarketSource's
                        business relationships and infrastructure. The Division
                        relies on MarketSource for cash management services;
                        accordingly the financial statements do not reflect any
                        cash balances resulting from cash flows generated from
                        the operations of the Division. The financial statements
                        reflect specific costs directly attributable to the
                        Division and various allocated costs and expenses as
                        described herein. All of the allocations and estimates
                        in the financial statements are based on the assumptions
                        that MarketSource's management believes are reasonable
                        under the circumstances. These allocated costs and
                        estimates may not necessarily be indicative of the costs
                        and estimates that would have been incurred had the
                        Division been operated as a separate entity.

                        During the years ended December 31, 1999 and 2000, the Division's assets were held as collateral under MarketSource's credit facility. This credit facility was repaid by MarketSource during 2001.

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                   NOTES TO FINANCIAL STATEMENTS
================================================================================

                        In connection with the preparation of the Division's financial statements, all balance sheet and statement of operations accounts that were directly attributable to the Division were identified and segregated from the books and records of MarketSource. Included in the accompanying statements of operations are certain allocated expenses. These expenses are allocated based upon either the percentage of an employee's time apportioned to the Division, or the relative number of transactions processed, as determined by MarketSource's management.

                        The following table summarizes the expenses allocated to the Division:

                        December 31,                               1999       2000
                        ----------------------------------------------------------
                        Selling, general and administrative:
                          Information Technology Services      $356,279   $196,054
                          Accounting                            343,219    268,215
                          Human Resources                       102,412     45,343
                          Purchasing                             37,822     43,969
                          Legal                                  83,719     87,207
                        ----------------------------------------------------------
                                  TOTAL ALLOCATED EXPENSES     $923,451   $640,788
                        ==========================================================

3.    SUMMARY OF        Equipment
      SIGNIFICANT
      ACCOUNTING        Fixed assets, comprised primarily of equipment, are
      POLICIES          stated at cost. Depreciation is computed principally by
                        the straight-line method over the estimated useful lives
                        of the assets which range from three to seven years. At
                        December 31, 1999 and 2000 equipment had a cost of
                        $7,622,259 and $7,196,240, accumulated depreciation of
                        $3,447,997 and $3,987,294 and a net book value of
                        $4,174,262 and $3,208,946, respectively.

                        Revenue Recognition

                        Revenues are recognized as services are provided to customers. Billings recorded in advance of the Division providing services are deferred until the services are provided.

                        Income Taxes

                        MarketSource elected and their stockholders consented, under the applicable provisions of the Internal Revenue
                        Code to be taxed as an "S" corporation for Federal tax purposes. The elections require the stockholders to report their respective shares of taxable income or loss on their personal tax returns.

                        The Division's results have been included in the tax returns of MarketSource with respect to certain state jurisdictions in which MarketSource has not filed the applicable elections to be taxed as an "S" corporation.
                        Income taxes (consisting of state taxes) have been accounted for as if the Division had operated as a separate entity. Deferred tax assets and liabilities are recognized with respect to the tax consequences attributable to the difference between the financial statement carrying values and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which these temporary differences are expected to reverse. The Division did not record deferred taxes because they were immaterial to the financial statements.

                                                           360 YOUTH DIVISION OF
                                                        MARKETSOURCE CORPORATION


                                                   NOTES TO FINANCIAL STATEMENTS
================================================================================

                        Use of Estimates

                        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                        Fair Value of Financial Instruments

                        The carrying amounts for accounts receivable, accounts payable and accrued expenses are reasonable estimates of their fair value due to the short maturity of these items.

                        Concentration of Credit Risk

                        Financial instruments that potentially subject the Division to credit risk consist principally of trade accounts receivable. MarketSource, on behalf of the Division, extends credit to a substantial number of its customers and performs ongoing credit evaluations of those customers' financial condition while, generally, requiring no collateral.

                        Long-Lived Assets

                        Long-lived assets, such as equipment, are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. If and when any such impairment exists, the related assets will be written down to fair value. This policy is in accordance with Statement of Financial Accounting Standards No.
                        121, "Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of".

                        The Division had an impairment loss from the write down of equipment of approximately $1,200,000 during the year ended December 31, 2000. This equipment was related to a new program whereby the Division would provide digital display marketing to certain customers. During the year ended December 31, 2000, management determined that the carrying amount of the assets related to this program may not be recoverable through estimated undiscounted future cash flows from the use of these assets.
                        Therefore, the entire carrying value of the equipment was written off.

                        Effect of New Accounting Pronouncements

                        In June 1998, SFAS 133, "Accounting for Derivative
                        Instruments and Hedging Activities", was issued. SFAS
                        133, as amended by SFAS 137, will be adopted by the Company in fiscal 2001. The adoption of SFAS 133 will not have any effect on the Division's financial statements.

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                   NOTES TO FINANCIAL STATEMENTS
================================================================================

                        In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards
                        (SFAS) No. 141. Business Combinations and SFAS No. 142,
                        Goodwill and Other Intangible Assets. SFAS 142 addresses financial accounting and reporting for acquired goodwill and other intangible assets. This SFAS requires, among other things, that companies no longer amortize goodwill, but instead test goodwill for impairment at least annually. SFAS 142 is required to be applied for fiscal years beginning after December 15, 2001.
                        Currently, the Division has not recorded any goodwill and will assess how the adoption of SFAS 141 and SFAS
                        142 will impact its financial position and results of operations in any future acquisitions.

                        The FASB recently issued FASB Statement No. 144,
                        Accounting for the Impairment or Disposal of Long-Lived
                        Assets. The new guidance resolves significant implementation issues related to FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of. Statement 144 is effective for fiscal years beginning after December
                        15, 2001. Management has not determined the potential impact on financial position, results of operations and cash flows.


4.    ACCOUNTS          Accounts receivable at December 31, 1999 and 2000
      RECEIVABLE        include approximately $146,000 and $515,000 of unbilled
                        revenue, respectively. Accounts receivable are net of
                        allowances for sales allowances and bad debts of
                        approximately $156,000 and $272,000 at December 31, 1999
                        and 2000, respectively.

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                                  BALANCE SHEETS
================================================================================

5.    ACCRUED EXPENSES  Accrued expenses consist of the following:

                        December 31,                           1999         2000
                        --------------------------------------------------------
                        Advertising space expense        $  290,908   $  711,267
                        Salaries and related expenses       517,011      410,964
                        Other                             1,040,187      722,892
                        --------------------------------------------------------
                                                         $1,848,106   $1,845,123
                        ========================================================

6.    CAPITAL LEASE     MarketSource leases certain equipment on behalf of the
      OBLIGATIONS       Division under non-cancelable lease agreements expiring
                        through 2004. These leases are accounted for as capital
                        leases. The equipment under capital leases as of
                        December 31, 1999 and 2000 had a cost of $962,452 and
                        $995,229, accumulated depreciation of $0 and $165,856
                        and a net book value of $962,452 and $829,373,
                        respectively.

                        Future annual minimum lease payments under capital lease obligations at December 31, 2000 are as follows:

                        --------------------------------------------------------
                        2001                                            $280,742
                        2002                                             276,240
                        2003                                             262,723
                        2004                                              43,787
                        --------------------------------------------------------
                        Total minimum payments                           863,492
                        Less amount representing interest                141,043
                        --------------------------------------------------------
                        Total principal                                  722,449
                        Less current portion                             181,549
                        --------------------------------------------------------
                        Long-term portion                               $540,900
                        ========================================================

                        Interest rates on capitalized leases vary from 10% to 15% and are imputed based on the lower of MarketSource's incremental borrowing rate at the inception of each lease or the lessor's implicit rate of return.


7.    DEFINED           MarketSource has a defined contribution plan covering
      CONTRIBUTION      all full time employees qualified under Section 401(k)
      PLAN              of the Internal Revenue Code, in which MarketSource
                        matches a portion of an employee's salary deferral.
                        MarketSource's contributions to the plan for the year
                        ended December 31, 1999 and 2000 on behalf of the
                        Division were approximately $45,000 and $58,600,
                        respectively.


8.    OPERATING LEASES  The Division leases a facility, furniture and equipment from MarketSource under a month-to-month arrangement.
                        The monthly rental payments are approximately $17,600 per month.

                        Total rent expense allocated to operations was approximately $211,000 for the years ended December 31, 1999 and 2000.

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                                  BALANCE SHEETS
================================================================================

9.    MAJOR CUSTOMERS   For the year ended December 31, 2000, one customer
                        represented 15% of sales and one customer represented
                        18% of accounts receivable at December 31, 2000.

                        For the year ended December 31, 1999, no customers represented greater then 10% of sales and two customers each represented 10% of accounts receivable at December
                        31, 1999.


10.   SUPPLEMENTAL      Supplemental cash flow information consists of the
      CASH FLOW         following:
      INFORMATION

                        Year ended December 31,                  1999       2000
                        --------------------------------------------------------
                        Cash paid for interest                $84,797    $52,261
                        Cash paid for income taxes                  -          -

                        Non-cash financing and investing activities:

                        Equipment with costs totaling approximately $962,452 and $32,777 was acquired under capital lease arrangements during the year ended December 31, 1999 and 2000, respectively.

11.   SUBSEQUENT        On November 26, 2001 MarketSource entered into an asset
      EVENTS            purchase agreement with Alloy, Inc. ("Alloy") whereby
                        Alloy acquired subsequently all of the Division's assets
                        including intangible assets. In addition, Alloy assumed
                        substantially all liabilities relating to the Division
                        as of the closing date.

                        As consideration for the assets, Alloy paid MarketSource approximately $13,000,000 in cash and $30,000,000 in Alloy common stock. In addition, there is a performance stock payment for the year ended December 31, 2002 whereby Alloy will issue MarketSource additional Alloy common stock for an amount equal to seven times adjusted
                        360 Youth Division earnings before interest and taxes, as defined in the agreement, in excess of $5,000,000.

 INTERIM FINANCIAL STATEMENTS OF 360 YOUTH DIVISION OF MARKETSOURCE CORPORATION
                FOR THE PERIODS ENDED OCTOBER 31, 2000 AND 2001

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                                  BALANCE SHEETS
================================================================================


                                                                           2000            2001
October 31,                                                         (unaudited)     (UNAUDITED)
-----------------------------------------------------------------------------------------------
ASSETS
   Accounts receivable, net                                         $ 7,463,950     $ 3,741,517
   Prepaid expenses and other current assets                            188,526         170,199
-----------------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                       7,652,476       3,911,716
EQUIPMENT LESS ACCUMULATED DEPRECIATION                               4,705,951       2,734,844
OTHER ASSETS                                                             49,630              --
-----------------------------------------------------------------------------------------------
           TOTAL ASSETS                                             $12,408,057     $ 6,646,560
===============================================================================================
LIABILITIES AND DIVISIONAL EQUITY (DEFICIENCY)
CURRENT:
   Current portion of obligations under capital leases              $   182,295     $   253,804
   Accounts payable                                                     584,814         638,001
   Accrued expenses and other                                         4,471,993       2,537,987
   Deferred revenues                                                  3,092,187       2,972,996
-----------------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                  8,331,289       6,402,788
-----------------------------------------------------------------------------------------------
   Long-term obligations under capital leases                           540,900         363,238
-----------------------------------------------------------------------------------------------
           TOTAL LIABILITIES                                          8,872,189       6,766,026
-----------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES
DIVISIONAL EQUITY (DEFICIENCY)                                        3,535,868        (119,466)
-----------------------------------------------------------------------------------------------
           TOTAL LIABILITIES AND DIVISIONAL EQUITY (DEFICIENCY)     $12,408,057     $ 6,646,560
===============================================================================================

                       See accompanying notes to unaudited financial statements.

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                        STATEMENTS OF OPERATIONS
================================================================================

Ten months ended October 31,                                2000            2001
                                                     (unaudited)     (UNAUDITED)
--------------------------------------------------------------------------------
NET REVENUES                                         $24,201,845     $26,724,683
COST OF SERVICES                                      13,499,083      15,757,766
--------------------------------------------------------------------------------
              GROSS MARGIN                            10,702,762      10,966,917
--------------------------------------------------------------------------------
SELLING, GENERAL AND ADMINISTRATIVE:
   Directly attributable                               6,146,327       5,855,347
   Allocated                                             533,991         701,329
--------------------------------------------------------------------------------
              TOTAL OPERATING EXPENSES                 6,680,318       6,556,676
--------------------------------------------------------------------------------
INCOME FROM OPERATIONS                                 4,022,444       4,410,241
INTEREST EXPENSE                                          70,664          74,383
--------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                             3,951,780       4,335,858
INCOME TAX PROVISION                                     237,100         260,200
--------------------------------------------------------------------------------
              NET INCOME                             $ 3,714,680     $ 4,075,658
================================================================================

                       See accompanying notes to unaudited financial statements.

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                                        STATEMENTS OF CASH FLOWS
================================================================================

Ten months ended October 31,                                                        2000             2001
                                                                             (unaudited)      (UNAUDITED)
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                $ 3,714,680      $ 4,075,658
   Adjustments to reconcile net income to net cash provided by operating activities:
        Depreciation                                                             676,637          674,604
        Provision for losses on accounts receivable
        Changes in assets and liabilities:
           Accounts receivable                                                (4,307,466)        (784,980)
           Prepaid expenses and other current assets                             218,912           (6,058)
           Other assets                                                          (43,495)          49,630
           Accounts payable and accrued expenses                               2,539,317          685,299
           Deferred revenues                                                   1,489,788        1,028,908
---------------------------------------------------------------------------------------------------------
              NET CASH PROVIDED BY OPERATING ACTIVITIES                        4,288,373        5,723,061
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of equipment                                                     (1,208,326)        (200,502)
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital lease payments                                                       (169,005)        (105,407)
   Residual cash flow distributed to MarketSource Corporation                 (2,911,042)      (5,417,152)
---------------------------------------------------------------------------------------------------------
              NET CASH USED IN FINANCING ACTIVITIES                           (3,080,047)      (5,522,559)
---------------------------------------------------------------------------------------------------------
ACTIVITY IN CASH                                                                      --               --
CASH, BEGINNING OF PERIOD                                                             --               --
---------------------------------------------------------------------------------------------------------
CASH, END OF PERIOD                                                          $        --      $        --
=========================================================================================================

                       See accompanying notes to unaudited financial statements.

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                         NOTES TO UNAUDITED FINANCIAL STATEMENTS
================================================================================

1.    BUSINESS          The 360 Youth Division of MarketSource Corporation ("the
                        Division") is a provider of promotional and marketing
                        services targeted at teenagers and young adults. The
                        Division provides a wide array of advertising and
                        promotional programs targeting the 10-24 year old
                        demographic market.

                        The Division's revenues are substantially generated from domestic companies in the consumer products and technology industries.


2.    BASIS OF          Historically, financial statements were not prepared for
      PRESENTATION      the Division. These financial statements have been
                        segregated from the historical financial records of
                        MarketSource Corporation ("MarketSource") and are
                        intended to present the results of operations, cash
                        flows and financial position of the Division on a stand
                        alone basis. The Division utilizes MarketSource's
                        business relationships and infrastructure. The Division
                        relies on MarketSource for cash management services;
                        accordingly the financial statements do not reflect any
                        cash balances resulting from cash flows generated from
                        the operations of the Division. The financial statements
                        reflect specific costs directly attributable to the
                        Division and various allocated costs and expenses as
                        described herein. All of the allocations and estimates
                        in the financial statements are based on the assumptions
                        that MarketSource's management believes are reasonable
                        under the circumstances. These allocated costs and
                        estimates may not necessarily be indicative of the costs
                        and estimates that would have been incurred had the
                        Division been operated as a separate entity.

                        The results for the ten months ended October 31, 2000 and 2001 are not necessarily indicative of the results
                        .to be expected for the full fiscal years and have not been audited. In the opinion of management, the accompanying unaudited financial statements contain all adjustments, consisting only of normal recurring adjustments necessary for a fair statement of the results of operations for the period presented and the balance sheet at October 31, 2000 and 2001. Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the SEC rules and regulations. These financial statements should be read in conjunction with the financial statements and notes thereto that were induced in the Division's audited financial statements for the years ended December 31, 1999 and 2000.

                        During the periods ended October 31, 2001 and 2000, the Division's assets were held as collateral under MarketSource's credit facility. This credit facility was repaid by MarketSource in November 2001.

                        In connection with the preparation of the Division's financial statements, all balance sheet and statement of operations accounts that were directly attributable to the Division were identified and segregated from the books and records of MarketSource. Included in the accompanying statements of operations are certain allocated expenses. These expenses are allocated based upon either the percentage of an employee's time apportioned to the Division, or the relative number of transactions processed, as determined by MarketSource's management.

                        The following table summarizes the expenses allocated to the Division:

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                         NOTES TO UNAUDITED FINANCIAL STATEMENTS
================================================================================

                        Ten months ended October 31,               2000       2001
                        ----------------------------------------------------------
                        Selling, general and administrative:
                           Information Technology Services     $163,378   $178,608
                           Accounting                           223,513    335,480
                           Human Resources                       37,786     79,563
                           Purchasing                            36,641     27,938
                           Legal                                 72,673     79,740
                        ----------------------------------------------------------
                                   TOTAL ALLOCATED EXPENSES    $533,991   $701,329
                        ==========================================================

3.    RECENTLY ISSUED   In June 1998, SFAS 133, "Accounting for Derivative
      ACCOUNTING        Instruments and Hedging Activities", was issued. SFAS
      STANDARDS         133, as amended by SFAS 137, was adopted by the Company
                        in fiscal 2001. The adoption of SFAS 133 did not have
                        any effect on the Division's financial statements.


                        In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards
                        (SFAS) No. 141. Business Combinations and SFAS No. 142,
                        Goodwill and Other Intangible Assets. SFAS 142 addresses financial accounting and reporting for acquired goodwill and other intangible assets. This SFAS requires, among other things, that companies no longer amortize goodwill, but instead test goodwill for impairment at least annually. SFAS 142 is required to be applied for fiscal years beginning after December 15, 2001.
                        Currently, the Division has not recorded any goodwill and will assess how the adoption of SFAS 141 and SFAS
                        142 will impact its financial position and results of operations in any future acquisitions.

                        The FASB recently issued FASB Statement No. 144,
                        Accounting for the Impairment or Disposal of Long-Lived
                        Assets. The new guidance resolves significant implementation issues related to FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of. Statement 144 is effective for fiscal years beginning after December
                        15, 2001. Management has not determined the potential impact on financial position, results of operations and cash flows.



4.    ACCRUED EXPENSES  Accrued expenses consist of the following:

                        October 31,                            2000         2001
                        --------------------------------------------------------
                        Advertising space expense        $1,599,699   $  236,450
                        Salaries and related expenses       191,688      325,624
                        Commissions                         281,366      333,656
                        Other                             2,399,240    1,642,257
                        --------------------------------------------------------
                                                         $4,471,993   $2,537,987
                        ========================================================

                                                              360 YOUTH DIVISION
                                                     OF MARKETSOURCE CORPORATION


                                         NOTES TO UNAUDITED FINANCIAL STATEMENTS
================================================================================

5.    SUBSEQUENT        On November 26, 2001 MarketSource entered into an asset
      EVENTS            purchase agreement with Alloy, Inc. ("Alloy") whereby
                        Alloy acquired subsequently all of the Division's assets
                        including intangible assets. In addition, Alloy assumed
                        substantially all liabilities relating to the Division
                        as of the closing date.

                        As consideration for the assets, Alloy paid MarketSource approximately $13,000,000 in cash and $30,000,000 in Alloy common stock. In addition, there is a performance stock payment for the year ended December 31, 2002 whereby Alloy will issue MarketSource additional Alloy common stock for an amount equal to seven times adjusted
                        360 Youth Division earnings before interest and taxes, as defined in the agreement, in excess of $5,000,000.